UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2011

SeraCare Life Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34105	33-0056054
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

37 Birch Street, Milford, Massachusetts		01757
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(508) 244-6400

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On May 12, 2011, we issued a press release announcing our financial results for the quarter ended March 31, 2011.  A copy of the press release is attached hereto as exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02 and the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 10, 2011, we held our 2011 Annual Meeting of Stockholders, at which two proposals were submitted to, and approved by, our stockholders. The holders of 16,421,067 shares of our common stock were present or represented by proxy at the meeting, constituting a quorum. The proposals are described in detail in our proxy statement for the 2011 Annual Meeting filed with the Securities and Exchange Commission on March 31, 2011. The final results for the votes for each proposal are set forth below.

(a)     At the annual meeting, each of E. Kevin Hrusovsky, Sarah L. Murphy, Joseph M. Nemmers, Jr., Jill Tillman and Susan L. N. Vogt was elected as one of our directors, to serve a one-year term ending at the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified or their earlier death, resignation or removal. The votes cast in the election of directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
E. Kevin Hrusovsky	10,450,297	1,812,161	4,158,609
Sarah L. Murphy	10,766,237	1,496,221	4,158,609
Joseph M. Nemmers, Jr.	10,450,297	1,812,161	4,158,609
Jill Tillman	5,761,927	6,500,531	4,158,609
Susan L. N. Vogt	10,728,249	1,534,209	4,158,609

(b)     At the annual meeting, our stockholders also approved the proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for fiscal 2011. The votes cast on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
16,140,642	241,783	38,642	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by SeraCare Life Sciences, Inc. dated May 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeraCare Life Sciences, Inc.

May 12, 2011	By:	/s/ Gregory A. Gould

Name: Gregory A. Gould
Title: Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by SeraCare Life Sciences, Inc., dated May 12, 2011.